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                                                                    EXHIBIT 23.1



                     [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated September 15, 1998 relating to the financial statements and financial statement schedules of The Carbide/Graphite Group, Inc. and Subsidiaries, which appear in The Carbide/Graphite Group, Inc. and Subsidiaries' Annual Report on Form 10-K for the year ended July 31, 1998.



                                             /s/ PRICEWATERHOUSECOOPERS LLP
                                             ------------------------------
                                                 Pricewaterhousecoopers LLP


Pittsburgh, Pennsylvania
May 12, 1999